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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 3, 2002



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



         DELAWARE                      0-20570               59-2712887
(State or other jurisdiction       (Commission File        (IRS Employer
    of incorporation)                  Number)           Identification No.)



                 152 WEST 57TH STREET, NEW YORK, NY             10019
              (Address of principal executive offices)        (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 3, 2002, USA Interactive (the "Company") announced its intention to commence exchange offers with three of its public subsidiaries--Expedia, Inc., Hotels.com and Ticketmaster--whereby the Company would seek to increase its equity ownership to up to 100% in each of them. Please see the full text of the Company's press release, filed as exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1   Press Release with attachments
         99.2   Supplemental Information Regarding Exchange Offers


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          USA INTERACTIVE


                                          By: /s/  JULIUS GENACHOWSKI
                                              ---------------------------------
                                          Name:  Julius Genachowski
                                          Title: Executive Vice President and
                                                 General Counsel

         Date: June 3, 2002




                                  EXHIBIT INDEX

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
     EXHIBIT NO.                   DESCRIPTION
     -----------                   -----------
         99.1         Press Release with attachments
         99.2         Supplemental Information Regarding Exchange Offers
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